FIRST AMENDMENT TO
DEBTOR-IN-POSSESSION CREDIT AGREEMENT
THIS FIRST AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated effective as of December 15, 2016, by and among BREITBURN OPERATING LP, a Delaware limited partnership (the “Company”), BREITBURN ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), the other Guarantors, each Lender signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”). Capitalized terms used in this Amendment, and not otherwise defined in this Amendment, have the meanings assigned thereto in the Credit Agreement defined below. The Credit Agreement, as amended by this Amendment, and as may be further amended, restated or modified from time to time, is hereinafter called the “Agreement”.
W I T N E S S E T H:
WHEREAS, the Company, Parent, Administrative Agent and the Lenders are parties to that certain Debtor-In-Possession Credit Agreement dated as of May 19, 2016 (the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Company and issue Letters of Credit on behalf of the Company and its Subsidiaries;
WHEREAS, the Guarantors have agreed to guarantee the Obligations of the Company and the Company and the Guarantors have agreed to secure all of the Obligations by granting to the Administrative Agent, for the benefit of the Secured Parties, a Lien on substantially all of their respective assets, in each case, in accordance with the terms and provisions of the Agreement and the Final Order;
WHEREAS, the Company requests that the Administrative Agent and the Lenders amend the Credit Agreement as set forth in Section 1 below; and
WHEREAS, subject to the terms hereof, the Administrative Agent and the Lenders agree to the amendments to the Credit Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)    New Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:
“First Amendment Effective Date” means the “Amendment Effective Date” as such term is defined in that certain First Amendment to Debtor-In-Possession Credit

1	First Amendment

Agreement dated as of December 15, 2016, by and among the Company, the other Loan Parties party thereto, the Administrative Agent, and the Lenders party thereto.
“Usage Percentage” means, as of any date, the quotient, expressed as a percentage, of (a) the Effective Amount on such date, divided by (b) the Commitment Amount on such date.
(b)    Amendments to Definitions. The following definitions in Section 1.01 of the Credit Agreement are hereby amended as follows:
(i)    The definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:
“Applicable Margin” means on any date from and after the First Amendment Effective Date, the rates per annum set forth below, based upon the Usage Percentage on such date:

	Prior to April 1, 2017		From and After April 1, 2017
Usage Percentage	LIBOR	Base Rate	LIBOR	Base Rate
≥ 75%	6.50%	5.50%	7.00%	6.00%
< 75% ≥ 50%	6.25%	5.25%	6.75%	5.75%
< 50% ≥ 25%	6.00%	5.00%	6.50%	5.50%
< 25%	5.75%	4.75%	6.25%	5.25%
The Applicable Margin for any such date shall be determined by reference to the Usage Percentage on such date and any change in the Applicable Margin shall become effective immediately upon any change in the Usage Percentage as of the end of such date.
(ii)    The definition of “Commitment Amount” is hereby amended and restated in its entirety as follows:
“Commitment Amount” means the aggregate commitments of all Lenders, as set forth on Schedule 2.01, as such commitments may be increased, terminated, reduced and/or reallocated from time to time pursuant to the terms hereof. The Commitment Amount on the Interim Facility Effective Date is $75,000,000. The Commitment Amount on the First Amendment Effective Date is $150,000,000.
(iii)    The definitions of “Incremental Facility” and “New Lender” are hereby deleted.
(iv)    The definition of “Letter of Credit Sublimit” is hereby amended and restated in its entirety as follows:
“Letter of Credit Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $100,000,000 and (b) the Commitment Amount in effect on such date.
(v)    The definition of “Scheduled Maturity Date” is hereby amended and restated in its entirety as follows:

2	First Amendment

“Scheduled Maturity Date” means June 30, 2017.
(a)Section 2.15 of the Credit Agreement is hereby deleted.
(d)    Schedule 2.01 to the Credit Agreement is hereby amended, restated and replaced by the Schedule 2.01 attached hereto.
SECTION 3.    Guarantor Confirmation.
(a)    The Guarantors hereby consent and agree to this Amendment and each of the transactions contemplated hereby.
(b)    Each of the Company and the Guarantors ratifies and confirms as of the date hereof its applicable debts, duties, obligations, liabilities, pledge of its Collateral and grant of security interests and liens in its Collateral, in each case, existing by virtue of the Final Order and the terms and provisions of the Loan Documents to which it is a party.
(c)    Subject to the Chapter 11 Cases, each of the Company and the Guarantors agrees as of the date hereof that its applicable guarantee, pledge of its Collateral, grant of security interests and liens in its Collateral, and other obligations, and the terms of each of the Security Documents and Guaranties to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Obligations in accordance with the terms of each of the Security Documents and Guaranties.
(d)    Each of the Company and the Guarantors acknowledges and agrees as of the date hereof that all terms, provisions, and conditions of the Loan Documents to which it is a party (as amended by this Amendment) shall continue in full force and effect and shall remain enforceable and binding against such Person in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally and general equitable principles.
SECTION 3.    Conditions of Effectiveness. This Amendment and the amendments hereunder shall become effective as of the date first set forth above (the “Amendment Effective Date”), provided that the following conditions shall have been satisfied:
(a)    Amendment. The Administrative Agent shall have received a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Lender, each Lender, the Company, and the Guarantors (which may be by telecopy or PDF transmission as set forth in Section 8).
(b)    Payment of Fees. The Administrative Agent shall have received (i) a fee, for the ratable benefit of each Lender (other than any Defaulting Lender) party to the Agreement immediately prior to the Amendment Effective Date, equal to 0.50% of the Commitment of such Lender in effect immediately prior to the Amendment Effective Date, and (ii) a fee, for the ratable benefit of each Lender (other than any Defaulting Lender) party to the Agreement that is increasing its Commitment on the Amendment Effective Date pursuant to this Amendment, in an amount equal to 1.00% of the amount of such Lender’s Commitment so increased on the Amendment Effective Date pursuant to this Amendment.

3	First Amendment

(c)    No Default; Representations and Warranties. At the time of the Amendment Effective Date and immediately after giving effect to this Amendment:
(i)    the representations and warranties of the Company and the Guarantors in Article VI of the Credit Agreement and in the other Loan Documents as amended hereby shall be true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.14 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) of Section 7.01); and
(ii)    no Default or Event of Default shall exist.
(d)    Bankruptcy Court Approval. The Bankruptcy Court shall have approved this Amendment pursuant to an order in form and substance satisfactory to the Administrative Agent.
SECTION 4.    Representations and Warranties. Each of the Company and the Guarantors represent and warrant to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:
(a)    Subject to the Final Order and subject to any restrictions arising on account of any Loan Party’s status as a “debtor” under the Bankruptcy Code, such Loan Party has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of such Loan Party requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.
(b)    Subject to the Final Order, the Agreement, the Loan Documents and each and every other Loan Document executed and delivered by such Loan Party in connection with this Amendment constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(c)    This Amendment does not and will not violate any provisions of any of such Loan Party’s Organization Documents.
(d)    Subject to the entry of an order of the Bankruptcy Court in connection herewith, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment other than routine filings related to the Loan Parties and the operation of their business and other than filings with the Bankruptcy Court and such other filings as may be necessary in connection with Lenders’ exercise of its remedies hereunder.

4	First Amendment

(e)    Immediately after giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Agreement and in the other Loan Documents are true and correct in all material respects on and as of this date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.14 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) of Section 7.01).
SECTION 5.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.
SECTION 6.    Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Each of the Company and the Guarantors hereby ratifies and confirms that (i) except as expressly amended hereby and subject to the Chapter 11 Cases, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.
SECTION 7.    Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Amendment is a Loan Document.
SECTION 8.    Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.
SECTION 9.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.
SECTION 10.    Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

5	First Amendment

SECTION 11.    NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, TOGETHER WITH THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.
SECTION 12.    No Waiver. Each of the Company and Guarantors hereby agree that no event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Lender or any Lender provided in the Agreement, the other Loan Documents, or otherwise afforded at law or in equity.
[Signature Pages Follow]

6	First Amendment

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
LOAN PARTIES:
BREITBURN OPERATING LP
By: BREITBURN OPERATING GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer
BREITBURN ENERGY PARTNERS LP
By: BREITBURN GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer
BREITBURN GP LLC
BREITBURN OPERATING GP LLC
BREITBURN FINANCE CORPORATION
ALAMITOS COMPANY
BEAVER CREEK PIPELINE, L.L.C.
PHOENIX PRODUCTION COMPANY GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

Signature Page to First Amendment

BREITBURN MANAGEMENT COMPANY LLC
By: BREITBURN ENERGY PARTNERS LP, its sole member
By: BREITBURN GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

BREITBURN FLORIDA LLC
BREITBURN OKLAHOMA LLC
BREITBURN SAWTELLE LLC
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC
By: BREITBURN OPERATING LP, its sole member
By: BREITBURN OPERATING GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

Signature Page to First Amendment

TRANSPETCO PIPELINE COMPANY, L.P.
By: BREITBURN TRANSPETCO GP LLC, its general partner
By: BREITBURN OPERATING LP, its sole member
By: BREITBURN OPERATING GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

By: BREITBURN OPERATING LP, its sole member
By: BREITBURN OPERATING GP LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

QR ENERGY, LP
By: QRE GP, LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer
QRE GP, LLC
By: BREITBURN GP LLC, its manager
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer
QRE OPERATING, LLC
By: QR ENERGY, LP, its sole member
By: QRE GP, LLC, its general partner
By: /s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

Signature Page to First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and a Lender
By: /s/ Michael A. Tribolet
Name:    Michael A. Tribolet
Title:    Managing Director

Signature Page to First Amendment

CITIBANK, N.A.,
as a Lender
By: /s/ Brendan Mackay
Name:    Brendan Mackay
Title:    Vice President and Director

Signature Page to First Amendment

JP MORGAN CHASE BANK, N.A.
as a Lender
By: /s/ Matthew H. Massie
Name:    Matthew H. Massie
Title:    Managing Director

Signature Page to First Amendment

CAPITAL ONE NATIONAL ASSOCIATION
as a Lender
By: /s/ Daryl Stafford
Name:    Daryl Stafford
Title:    Vice President

Signature Page to First Amendment

SCHEDULE 2.01
COMMITMENTS AND PRO RATA SHARES

Lender	Commitment
Wells Fargo Bank, National Association	$43,333,333.34	28.888888893%
Citibank, N.A.	$43,333,333.33	28.888888887%
JPMorgan Chase Bank, N.A.	$43,333,333.33	28.888888887%
Capital One National Association	$20,000,000.00	13.333333333%
TOTAL	$150,000,000.00	100.000000000%